                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 30, 1999, in Amendment No. 6 to the Registration Statement (Form S-4 No. 333-63643) and the related Prospectus of Classic Cable, Inc.


                                            /s/ ERNST & YOUNG LLP

Austin, Texas
July 6, 1999